Prepayments and other current assets, net (Tables)	12 Months Ended
Dec. 31, 2021
Prepaid Expense and Other Assets, Current [Abstract]
Schedule of prepayments and other current assets, net
Prepayments and other current assets, net consist of the following:

	As of December 31,
	2020	2021
	RMB	RMB
Prepayment of intent acquisition *	—	100,000
Deposits to financial partners and other vendors	33,969	24,809
Prepaid expenses	19,555	16,186
Prepaid input VAT	6,607	8,618
Short-term loan to third parties	5,392	1,500
Receivables from third-party online payment platforms and business partners	959	1,477
Advance to staff	238	289
Others	940	4,344

Total prepayments and other current assets	67,660	157,223

Bad debt provision	(1,500)	(2,136)

Total prepayments and other current assets, net	66,160	155,087

*
On August 16, 2021, the Group entered into an investment agreement pursuant to which it agreed to invest a cash consideration of RMB100 million for a minority interest in Beijing Xiao Benniao Information Technology Co., Ltd. (the “XBN”). Since the business performance of XBN is not satisfying, the Group terminated its investment in XBN on December 28, 2021. Pursuant to the termination of investment agreement, XBN transferred 100% interest equity of its subsidiary High Vision (Beijing) Network Technology Co., Ltd. (“High Vision”) with RMB100 million cash in bank and no other assets or liabilities to the Group. On January 10, 2022, the Group acquired 100% equity interest of High Vision.